ALLOWANCE FOR DOUBTFUL ACCOUNTS (Tables)	12 Months Ended
Mar. 31, 2015
ALLOWANCE FOR DOUBTFUL ACCOUNTS
Schedule of analysis of movement in the allowance for doubtful accounts

	Thousands of Yen
	2013	2014	2015
Balance at beginning of year	¥4,983	¥—	¥—
Credits / Charged Off	—	—	—
Provision for (Reversal of) doubtful accounts	(4,983)	—	8,785
Acquisition of TechLaw	—	—	17,646
Translation adjustment	—	—	(1,057)

Balance at end of year	¥—	¥—	¥25,374